Exhibit 99.2

Leading the Future of America's Embodied AI Ecosystem

12 Years of Automotive Manufacturing Excellence, Now Powering Robotics.

Third Quarter 2026 Earnings Presentation



FF EAI Robot World

Nov. 2026

FF EAI Robotics Ecosystem Inc. (Nasdaq: FFR)

No Offer or Solicitation

This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, and other applicable securities laws. Statements other than historical facts, including statements regarding the standalone full-year 2026 guidance for the acquired robotics business, expected sales and shipments, projected revenue and unit sales under the five-year business plan, expected gross margins, planned partnerships and access to government procurement opportunities, FFR's business strategy, commercialization plans, robotics operations, anticipated benefits of the acquisition, future growth opportunities and development and deployment of robotics technologies, are forward-looking statements. You can often identify forward-looking statements by words such as "may," "might," "will," "shall," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "goal," "objective," "seeks," "likely," or "continue," or the negative of these terms or other similar expressions; the absence of these words does not mean a statement is not forward-looking.

These statements are based on current expectations, estimates and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Such risks include the risk that the standalone guidance and longer-term projections are not achieved; FFR's ability to successfully integrate and operate the acquired business, commercialize its robotics technologies, achieve its business objectives, obtain additional financing and continue as a going concern, maintain compliance with Nasdaq listing requirements, compete effectively, manage its liquidity position and execute its strategic transition.

Additional risks and uncertainties are described in FFR's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings available at www.sec.gov.

Forward-looking statements are based on management's current expectations and assumptions, are not guarantees of future performance and speak only as of the date of this presentation. Except as required by applicable law, FFR undertakes no obligation to update or revise any forward-looking statements.

Basis of Presentation

All figures in this presentation are unaudited. FFR's reported third quarter 2026 financial results do not include the robotics business acquired from FFAI; the acquisition closed on October 23, 2026, and FFR began consolidating the acquired robotics business from that date. Standalone combined financial results of the acquired robotics business for the nine months ended September 30, 2026, and operating metrics (including unit sales and shipments) for periods prior to the closing, are presented for informational purposes only, are not included in FFR's reported results and remain subject to final review and confirmation. Financial statements of the acquired robotics business and pro forma financial information will be filed with the SEC.

PART I

Q3 2026 Business Highlights

Business update across the Four-Core ecosystem, industry solutions and go-to-market

A Pure-Play Physical AI Robotics Company

Our first quarterly report as FFR following the **October 23, 2026** closing of the robotics business acquisition. We now operate as a **pure-play robotics company** focused on humanoid and bionic robot products, physical AI technology and industry solutions.

Product Philosophy

"One Brain, All Robots, Diverse Capabilities"

A unified AI and software platform designed to support three primary robot forms.

- **Humanoids**
- **Quadrupeds**
- **Mobile Manipulators**

Business Coverage

- R&D, manufacturing, commercialization and deployment
- 20+ robot products launched across three form factors and delivered to customers
- **RoboShare** — robot-sharing and service platform
- Four initial industries: education & research, security & inspection, industrial & logistics, commercial & services

"Four-Core Full-Stack AI" Ecosystem

Physical AI Brain & Developer Platform
FF OmniMind + developer tools

Physical AI Devices
FF Robot World 2.0

Industry Productivity Solutions
Turnkey vertical solutions

Physical AI Data Factory
Fuel for the flywheel

FOUR-CORE ECOSYSTEM

A Continuous Value Loop Across Four Cores

Deploy in the real world, learn from operating data, and deliver increasingly capable products and services

01 **Deploy solutions**
Industry Productivity Solutions and Physical AI Devices deployed in real-world environments

02 **Gather operational data**
Physical AI Data Factory collects, cleans, annotates and quality-controls data

03 **Enhance the Physical AI Brain**
Data trains FF OmniMind across robot forms, tasks and scenarios

04 **Deliver more capable products**
Upgraded skills and services flow back to customers and developers



Physical AI
Brain & Dev Platform
Physical AI
Devices
Four-Core Full-Stack AI Ecosystem
Physical AI
Data Factory
Industry Productivity
Solutions

+ RoboShare robot-sharing & service platform

Record Deliveries Across FF Robot World 2.0


FF ROBOT WORLD 2.0 · HUMANOID · QUADRUPED · MOBILE MANIPULATOR

351
Units sold & shipped in October
New monthly record

1,168
Cumulative units sold & shipped
Through October 2026

2,000
2026 sales & shipment target
Reiterate Guidance

20+
Robot products launched
Across three form factors

- **Oct 14 launch:** **FF Nova** entry-level humanoid $2,490 (+$390 developer skills pack); **FF Nova Mini** for early education $299 (+$499 companion course)
- Also launched: Nova Reinforcement Learning Developer Program, developer-community recruitment and the Physical AI Spark Program curriculum.

Unit totals include periods before the October 23, 2026 acquisition and are not included in FFR's reported Q3 2026 results.

FF OmniMind: From Task Autonomy to General Autonomy

PHYSICAL AI BRAIN

FF OmniMind

Brand name for FF Brain, unveiled at our first Investor Day — combines foundation models, motion control and skills, designed to work across robot forms, tasks and scenarios.

No.1 — **Overall on RoboColiseum's global leaderboard**

As of Nov 6 — simulation tests of embodied AI models incl. GR00T N1.7, GPT-6 Astra, Claude Opus 5.5 and π0.5

Accelerating NVIDIA SONIC across multi-form robots

- SONIC data, models and deployment solutions based on FF Master 100% open-sourced via GitHub and Hugging Face
- FF All-New Futurist now fully supports SONIC

DEVELOPER PLATFORM

Six Developer Tools

Brain Blocks Block-based programming for K–12	**Create Studio** Motion skills via teleop & video imitation
EAI Soul Robot personality & conversational style	**EAI Scribe** Skills from natural-language instructions
EAI Studio Full workflow: data collection to inference	**SDK & API** For professional engineers

- **Brain Blocks** added an AI module (gestures, body poses, objects, sounds) and no-code motion recording & playback; supports FF Nova Mini
- **FF Nova simulation sandbox** in beta — launch expected by end of November

Closing the Commercial Loop on Data and Solutions

PHYSICAL AI DATA FACTORY

Full Commercial Cycle Completed

Deploy → Collect → Clean → Annotate → QC → Deliver → **Get paid**

- Active data orders; continuing to deliver first-person (egocentric) data and receiving payment for deliveries
- Completed a pilot order for a **leading frontier research lab** — now in final evaluation
- Portion of our real-robot teleoperation dataset made openly available on Hugging Face

INDUSTRY PRODUCTIVITY SOLUTIONS

Education & Research Leadership

#1 **K–12 robotics education provider in the U.S.**
As we believe and reported at Investor Day; working toward a broader national position

- **Robotics Education Ecosystem Solution 1.0** launched and continuously improved — robots + curriculum + skills + developer program
- **Physical AI Spark Program Curriculum** introduced in October for institutions and families
- **BIBS-FF-CSTU Joint Robotics Lab** with California Science and Technology University and Boston International Business School

INDUSTRY ECOSYSTEMS

Four Focus Industries, Powered by RoboShare

01
Education & Research

Nationwide rollout

- Serves schools and families
- Robots + curriculum + skills + developer program
- Developing top-tier K–12 school customers to replicate across the U.S.

02
Security & Inspection

POC + first contracts

- Proof-of-concept with initial customers and industry partners
- Sales contracts with North American integrators & distributors (Nov 8 update)
- Professional system integrators as core sales channel

03
Industrial & Logistics

Technical feasibility

- Mobile manipulators for warehouse sorting and material handling
- Working with partners to accelerate customer validation
- Aim to initiate POC as soon as possible

04
Commercial & Services

Paid deployments

- Performances, guided tours, guest reception, interactive experiences
- Multiple robots deployed at paid commercial events via RoboShare
- Expanding regional partner network

ROBOSHARE

Robot-sharing & service platform connecting robot owners with businesses and institutions

10	100+	Q3	#1
third-party companies onboarded	robots on the platform	first revenue recognized	goal: largest, broadest robot fleet in North America

Reaching Customers Through Partners and Direct Sales

Recently Announced Strategic Partnerships

KYA GROUP
Intended to support access institutional channels

BIBS-FF-CSTU Joint Robotics Lab
With California Science and Technology University and Boston International Business School

Pinnacle
Business-to-business real estate brokerage solutions and consumer home-security applications (home security in POC)

DIRECT SALES
- Developing top-tier K–12 school customers; replicating Physical AI education & training and K–12 solutions across the U.S.
- Security & inspection sales contracts with North American integrators and distributors

"Built in USA" Acceleration Program

BY END OF JULY 2026
Phase One completed
Initial build-out of core capabilities

AUGUST 2026
Three-phase roadmap unveiled
At the FF Robotics "Built in USA" Launch & Business Partner Conference

NOW
Phase Two underway
Working toward factory operation by year-end 2026

Q1 2027 TARGET
First locally produced robot
At our U.S. factory

PART II

Financial Results

FFR reported Q3 results · Acquired robotics business (standalone) · Transaction closing

FINANCE

FFR Third Quarter 2026 Results

Q3 results do not include the acquired robotics business — the acquisition closed on October 23, 2026, after quarter end

$3.2M

Cash & Cash Equivalents

As of September 30, 2026

$6.9M

Total Assets

As of September 30, 2026

($2.7M)

Q3 2026 Net Loss

Continued investment in growth

COMMERCIALIZATION MILESTONE

RoboShare recognized revenue for the first time

Consistent with the target we communicated last quarter to begin generating revenue in Q3 2026.

STRATEGIC FOCUS

Orderly exit from legacy digital assets

- Completed by September 30, 2026; resources redeployed to robotics operations
- Financial statements of the robotics business and pro forma financial information will be filed with the SEC

Standalone Results: Nine Months Ended Sep 30, 2026

Unaudited, combined results prior to the acquisition — not included in FFR's consolidated Q3 2026 results

$2.3M
Revenue (9 Month)
Q3 alone: ~$1.1M — nearly matching all of H1

$593K
Gross Profit (9 Month)
~26% gross margin

$28.0M
Operating Expenses (9 Month)
Incl. ~$7.3M R&D (26.2% of OpEx)

($27.4M)
Net Loss (9 Month)
~$3.0M average monthly

LEAN CASH BURN

$24.4M of costs funded directly by the Parent
Recorded as capital contributions

$2.5M net cash used in operating activities
We intend to maintain a disciplined cost structure and closely manage cash consumption.

BALANCE SHEET · SEP 30, 2026

$4.9M Cash & equivalents	**$8.2M** Total assets	**$1.4M** Total liabilities
$6.8M Net assets	**$6.7M** Working capital	**$0** Borrowings / convertible debt

Acquisition of FFAI's Robotics Business Completed Oct 23

01 All-Stock Consideration

FFR issued common shares and non-voting convertible preferred shares to the Cayman Seller. No cash proceeds from the issuance.

02 Business Transferred

The robotics business and related assets were transferred to FFR, which continues trading on Nasdaq as a pure-play Physical AI robotics company.

03 Shares & Lock-Up

Preferred conversion requires stockholder approval and the Regulation 14C process; FFAI's consideration shares are subject to an 18-month lock-up from closing.

LEADERSHIP & BOARD AT CLOSING

YT Jia
Chief Executive Officer

Jerry Wang
Executive Chairman

Chen Shi
Lead Independent Director

Jason Dodier
Independent Director

Further details of the transaction structure and consideration are available in our SEC filings.

PART III

Outlook

Foundation · Industry plans · Four-Core roadmap · 2026 guidance & milestones

A Focused, Well-Governed Operating Company

01

Digital-Asset Exit Completed

Completed our orderly exit from the digital-asset treasury strategy and redeployed the resources previously committed to it toward robotics operations.

02

Governance & SEC Reporting

Continued to build governance and SEC reporting processes appropriate for a Nasdaq-listed operating company — maintained as we integrate the acquired robotics business.

03

AI Governance Framework

Positive progress across organizational governance, business processes, data, models and Token governance.

Industry Operating Plans by Q1 2027

Education & Research

- Formally launch the Robotics Education 100-City Initiative
- Introduce Education Solution Version 2.0

Security & Inspection

- Complete POC in real industrial scenarios
- Plan a self-developed lightweight mobile manipulator robot

Industry & Logistics

- Empower third-party integrators
- Build a self-developed security & inspection turnkey solution and a campus-based security solution

Commercial & Service

- Create a new robot entertainment and performance model
- Build a campus ecosystem navigation solution

SALES REACH

We plan to extend our sales channels to 30 cities across five states.

FOUR-CORE ROADMAP

Building the Next Phase of Our Robotics Ecosystem

Physical AI Brain & Developer Platform

- Physical Cloud technology platform and Productivity Token around CES
- Strategy: "Aggregation + Small Models + Vertical Technology Solutions"
- Monetize via licensing, platform services, integration and partnerships

Physical AI Devices

- Grow robot sales and deployments
- Maintain positive unit gross margins on deliveries
- Expand and upgrade FF Robot World

Industry Productivity Solutions

- Education solution Version 2.0
- RMS 1.0 for security & inspection: H1 2027 cloud inspection workflow, then single-robot unattended operation and customer-site pilots
- Next: multi-model management, mobile operation, auto-docking

Physical AI Data Factory

- Build collection, processing, annotation, management, QC and utilization
- Combine simulation and real-world data to train Physical AI models
- Explore data licensing and services

RoboShare

- Q4: Bay Area rentals and on-site services; more robots via dealers and third-party owners
- Q1 2027: Chicago & Dallas, NY to Boston & Miami, UAE partners
- Bring OmniMind skills into rentals

Reaffirming ~2,000 Robots Sold and Shipped in 2026

FULL-YEAR 2026 GUIDANCE

~2,000

robots shipped, with positive unit gross margins

2,000 target

817
cumulative through Sep

1,168
after record Oct (+351)

Guidance is for the acquired robotics business on a standalone basis; it includes pre-acquisition periods and is not FFR's reported consolidated result.

Upcoming Milestones

Q4 2026	• RoboShare: strengthen Bay Area rentals & on-site services • FF Nova simulation sandbox launch (by end of Nov) • Built in USA: factory operation by year-end
During CES 2027	• Physical Cloud technology platform and Productivity Token
Q1 2027	• First locally produced robot at our U.S. factory • Robotics Education 100-City Initiative • RoboShare ten-city strategy: next phase
H1 2027	• RMS 1.0: validate cloud inspection workflow, then single-robot unattended operation; customer-site pilots

Q&A

INVESTOR QUESTIONS

Open the Floor

Addressing a selection of investor questions submitted in advance.

APPENDIX

Unaudited condensed consolidated financial statements of FFR as of and for the three and nine months ended September 30, 2026.

APPENDIX – Q3 2026 CONDENSED CONSOLIDATED BALANCE SHEETS (1/2)

(Unaudited · In U.S. dollars, except share and per-share data)

	September 30, 2026	December 31, 2025
ASSETS		
Current assets		
Cash and cash equivalents	$ 3,202,670	$ 19,332,707
Digital assets	2	10,250,497
Prepaid expenses and other current assets	461,076	1,028,506
Other Receivable - Related Party	1,866,096	—
Short-term notes receivable, net of allowance for credit losses of nil at September 30, 2026 and $4.6 million at December 31, 2025	—	343,060
Other current assets - related party	125,000	—
Total current assets	**5,654,844**	**30,954,770**
Non-current assets		
Intangible assets	833,181	314,727
Other assets - related party	380,404	10,349
Total non-current assets	**1,213,585**	**325,076**
Total Assets	**$ 6,868,429**	**$ 31,279,846**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$ 1,344,727	$ 1,259,944
Related party payable	321,667	1,648,945
Accrued expenses and other current liabilities	155,984	136,234
Warrant liabilities	74,623	141,878
Convertible debt	—	142,236
Total current liabilities	**1,897,001**	**3,329,237**

Note: The historical carve-out financial statements of the acquired robotics business and related pro forma financial information are not included in this appendix and will be filed with the SEC.

APPENDIX – Q3 2026 CONDENSED CONSOLIDATED BALANCE SHEETS (2/2)

(Unaudited · In U.S. dollars, except share and per-share data)

		September 30, 2026		December 31, 2025
Commitments and Contingencies (Note 13)				
Stockholders' Equity				
Preferred stock Series A-2, $0.001 par value; 7,000 shares authorized; 601 shares issued and outstanding as of September 30, 2026 and December 31, 2025	$	659,040	$	659,040
Preferred stock Series B, $0.001 par value; 500,000 shares authorized; 4,122 and 39,943 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively		3,218,106		31,183,357
Common stock, $0.001 par value; 225,000,000 shares authorized; 26,358,983 and 5,160,383 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively, 22,327,008 and 5,160,383 shares outstanding as of September 30, 2026 and December 31, 2025, respectively		86,905		69,738
Additional paid-in capital		166,029,774		136,065,924
Parent company equity held at cost		(12,002,192)		—
Accumulated deficit		(153,020,205)		(140,027,450)
Total Stockholders' Equity		**4,971,428**		**27,950,609**
Total Liabilities & Stockholders' Equity	$	**6,868,429**	$	**31,279,846**

Note: The historical carve-out financial statements of the acquired robotics business and related pro forma financial information are not included in this appendix and will be filed with the SEC.

APPENDIX – Q3 2026 CONDENSED CONSOLIDATED OPERATIONS (1/2)

(Unaudited · In U.S. dollars, except share and per-share data)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
Revenue	$ **4,473**	—	$ **4,473**	—
Cost of revenue	14,114	—	14,114	
Gross loss	**(9,641)**	—	**(9,641)**	—
EXPENSES				
General and administrative	4,282,759	1,891,108	10,699,149	5,780,572
Sales and Marketing	20,000	—	743,937	—
Research and development	—	105,576	10,146	156,558
Credit loss expense - short-term note receivable	—	(567,000)	142,574	(99,000)
Total expenses	**4,302,759**	**1,429,684**	**11,595,806**	**5,838,130**
LOSS FROM OPERATIONS	**(4,312,400)**	**(1,429,684)**	**(11,605,447)**	**(5,838,130)**
OTHER EXPENSE (INCOME), NET				
(Gain) loss on change in fair value of warrant liabilities	7,371	148,346	(67,255)	93,148
(Gain) loss on change in fair value of convertible debt	—	197,667	(10,236)	159,793
Loss on settlement of short-term note receivable	—	—	375,844	—
Impairment of intangible assets	—	—	182,619	—
Interest expense	—	455,941	—	635,607
Interest income	(18,162)	(193,819)	(448,135)	(449,249)
Loss on issuance of convertible debt	—	—	—	91,943
Loss on equity line of credit ("ELOC") forward contracts	3,915	—	3,915	—
ELOC commitment fee	100,000	—	100,000	—
Net (gain) loss on digital assets	(1,679,390)	—	1,250,556	—
Total other expense (income), net	**(1,586,266)**	**608,135**	**1,387,308**	**531,242**

Note: The historical carve-out financial statements of the acquired robotics business and related pro forma financial information are not included in this appendix and will be filed with the SEC.

APPENDIX – Q3 2026 CONDENSED CONSOLIDATED OPERATIONS (2/2)

(Unaudited · In U.S. dollars, except share and per-share data)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
LOSS BEFORE PROVISION FOR INCOME TAXES	(2,726,134)	(2,037,819)	(12,992,755)	(6,369,372)
PROVISION FOR INCOME TAXES	—	—	—	35
NET LOSS	(2,726,134)	(2,037,819)	(12,992,755)	(6,369,407)
Deemed dividend arising from warrant down-round provision	—	$ (867,796)	—	$ (869,382)
Net loss attributable to common stockholders	$ (2,726,134)	$ (2,905,615)	$ (12,992,755)	$ (7,238,789)
Total net loss per common share, basic and diluted	$ (0.13)	$ (1.58)	$ (0.80)	$ (4.35)
Weighted-average number of shares outstanding, basic and diluted	20,787,933	1,841,841	16,307,498	1,662,223

Note: The historical carve-out financial statements of the acquired robotics business and related pro forma financial information are not included in this appendix and will be filed with the SEC.

APPENDIX – Q3 2026 CONDENSED CONSOLIDATED CASH FLOWS (1/2)

(Unaudited · In U.S. dollars, except share and per-share data)

	Nine Months Ended September 30,	
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES		
Net loss	$ (12,992,755)	$ (6,369,407)
Adjustments to reconcile loss from operations to net cash used in operating activities:		
Stock-based compensation	—	269
Change in fair value of warrant liabilities	(67,255)	93,148
(Gain)/Loss on change in fair value of convertible debt	(10,236)	159,793
Loss on issuance of convertible debt	—	91,943
Legal expenses deducted from issuance of convertible debt	—	20,000
Loss on settlement of short-term note receivable	375,844	—
Provision for credit losses of short-term note receivable	142,574	(99,000)
Impairment of intangible assets	182,619	—
Accrued interest income	(293,646)	(428,915)
Amortization of penalty on promissory note	—	635,607
ELOC commitment fee	100,000	—
Loss on equity line of credit ("ELOC") forward contracts	3,915	—
Net loss on digital assets	1,250,556	—
Other operating activities settled in digital assets	337,839	—
Amortization of capitalized software	14,114	—
Issuance of common stock to consultant	2,000,506	325,635
Changes in operating assets and liabilities:		
Prepaid expenses and other assets	74,414	1,156,128
Accounts payable	84,783	(285,841)
Accrued expenses and other current liabilities	19,750	(128,347)
Related party payables	(1,327,278)	—
Net cash used in operating activities	**(10,104,256)**	**(4,828,985)**

Note: The historical carve-out financial statements of the acquired robotics business and related pro forma financial information are not included in this appendix and will be filed with the SEC.

APPENDIX – Q3 2026 CONDENSED CONSOLIDATED CASH FLOWS (2/2)

(Unaudited · In U.S. dollars, except share and per-share data)

	Nine Months Ended September 30,	
	2026	2025
CASH FLOWS FROM INVESTING ACTIVITIES:		
Issuance of short-term note receivable	(1,850,000)	(1,809,500)
Purchase of digital assets	(338,102)	—
Sales of digital assets	9,000,202	—
Purchase of intangible assets	(715,187)	—
Proceeds from settlement of short-term note receivable	100,000	—
Net cash provided by/ (used in) investing activities	**6,196,913**	**(1,809,500)**
CASH FLOWS FROM FINANCING ACTIVITIES:		
Parent company equity held at cost	(12,000,000)	—
Proceeds from the issuance of convertible debt	—	200,000
Repayment of convertible debt	(132,000)	(132,000)
Proceeds from common stock issuances under ELOC	9,306	—
Payment of ELOC commitment fee	(100,000)	—
Repayment of promissory notes	—	(1,033,500)
Proceeds from issuance of promissory notes	—	3,295,000
Net Proceeds from issuance of common and preferred shares in private placement	—	41,911,544
Net cash (used in)/provided by financing activities	**(12,222,694)**	**44,241,044**
Net change in cash and cash equivalents	**(16,130,037)**	**37,602,558**
Cash and cash equivalents - beginning of period	**19,332,707**	**1,174,608**
Cash and cash equivalents - end of period	**$ 3,202,670**	**$ 38,777,166**
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION		
Cash paid during the period for:		
Interest	—	—
Taxes	—	—
NONCASH FINANCING AND INVESTING ACTIVITIES:		
Deemed dividend arising from warrant down-round provision	—	$ 867,796
Issuance of common stock for conversion of Series B preferred shares	$ 27,965,251	—
Issuance of warrants to placement agent	—	$ 5,340,491
ELOC derivative liabilities settled into equity	$ 3,915	—
ELOC ELOC shares issued for subscription receivable	$ 2,039	—

Note: The historical carve-out financial statements of the acquired robotics business and related pro forma financial information are not included in this appendix and will be filed with the SEC.